SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 16, 2004

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Current Report on Form 8-K/A amends and supplements the Amended Current Report on Form 8-K/A filed with the Commission on December 21, 2004 as set forth below.

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective December 16, 2004, Sirenza Microdevices, Inc., a Delaware corporation (the “Company”), completed the acquisition of ISG Broadband, Inc., a California corporation (“ISG”), pursuant to the terms of an Agreement and Plan of Reorganization, by and among the Company, Comet Acquisition Corporation, a California corporation and wholly owned subsidiary of the Company, ISG, California Eastern Laboratories, a California corporation (“CEL”), U.S. Bank, N.A. as escrow agent, and CEL as securityholder agent (the “Merger Agreement”). Prior to the acquisition, ISG designed RF gateway module and IC products to enable the delivery of broadband communication services to the home.

The aggregate consideration payable by the Company to the former ISG shareholders at closing consisted of $6,169,335 in cash. An additional $700,000 in cash was deposited by the Company into an escrow fund established to satisfy any indemnification claims from the Company that may arise prior to December 31, 2006. In addition to the consideration paid at closing, additional cash consideration of up to $7,150,000 may become due and payable for the achievement of margin contribution objectives attributable to sales of selected products for periods through December 31, 2007. Ten percent (10%) of any additional cash consideration earned during the period that the escrow fund remains in effect will be deposited into the escrow fund.

The summary of the transaction described above is qualified by reference to the Merger Agreement, which is attached as an exhibit hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The required financial statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information. The required pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c) Exhibits. The following exhibits are being filed herewith.

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization dated as of December 7, 2004, by and among ISG Broadband, Inc., Sirenza Microdevices, Inc., Comet Acquisition Corporation, California Eastern Laboratories, U.S. Bank, N.A, as escrow agent and California Eastern Laboratories, as securityholder agent, filed as Exhibit 2.1 to the Current Report on Form 8-K of the Registrant dated December 10, 2004 and incorporated herein by this reference. (Pursuant to Item 601(b)(2) of the Regulation S-K, the exhibits to the Reorganization Agreement have been omitted. Sirenza Microdevices, Inc. agrees to furnish such exhibits supplementally upon the request of the Commission.)

23.1	Consent of Ernst & Young LLP

99.1	ISG Broadband, Inc. Financial Statements

99.2	ISG Broadband, Inc. Interim Financial Statements

99.3	Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By:	/s/ Robert Van Buskirk
Robert Van Buskirk Chief Executive Officer

Date: February 11, 2005